Exhibit 10.3

THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 4, 2012, is among TEMPUS ACQUISITION, LLC, a Delaware limited liability company (the “Borrower”), the Lenders signatories below, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit and Security Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders wish to provide for a term loan in the amount of $6,600,000 to be made as a Tranche B Term Loan thereunder on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree to amend the Credit Agreement as follows:
1.    Amendment of Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms into Section 1.01 in correct alpha order, as follows:
“AB Blue Acquisition” means AB Blue Acquisition, LLC, a Delaware limited liability company.
“AB Blue Sale and Purchase Agreement” means that certain Sale and Purchase Agreement dated as of August 27, 2012, among JRA Family Holdings, LLC, Michael Staehly, Vassilis Avrampoulos and Diamond Resorts (Group Holdings) PLC (“DRPLC”), as amended by that certain Deed of Novation dated on or around October 5, 2012, between DRPLC and DRABL.
“Aegean Blue Excess Cash Flow” means, with respect to Aegean Blue Holdings as of the end of any fiscal year, the amount of (i) unrestricted available cash as of the end of such fiscal year minus (ii) the amount of cash on hand as of the Purchase Date minus (iii) the amount of the “earn-out” payment required to be made to the Aegean Blue Holdings shareholders pursuant to the AB Blue Sale and Purchase Agreement for such year.

“Aegean Blue Holdings” means Aegean Blue Holdings Limited, a limited company incorporated in Cyprus, and each of its subsidiaries.
“DRABL” means Diamond Resorts AB Acquisition Company Limited, a company incorporated in England and Wales.
“DRPLC” means Diamond Resorts (Group Holdings) PLC, a company incorporated in England and Wales.
“Purchase Date” means October 5, 2012, or such other date as the acquisition contemplated by the AB Blue Sale and Purchase Agreement has been consummated.
“Tranche B Upsize Term Loan Commitment” means (a) as to any Tranche B Term Lender, the aggregate commitment of such Tranche B Term Lender to make Tranche B Upsize Term Loans as set forth on Schedule 2.01 or in the most recent Assignment Agreement or other documentation contemplated hereby executed by such Tranche B Term Lender and (b) as to all Tranche B Term Lenders, the aggregate commitment of all Tranche B Term Lenders to make Tranche B Upsize Term Loans, which aggregate commitment shall be $6,600,000 on the date of this Agreement. After advancing the Tranche B Upsize Term Loan, each reference to a Tranche B Term Lender’s Tranche B Term Loan Commitment shall refer to that Tranche B Term Lender’s Applicable Percentage of the Tranche B Term Loans, including without limitation the Tranche B Upsize Term Loans.
“Tranche B Upsize Term Loans” means the term loans made by the Tranche B Term Lenders to the Borrower as of October 5, 2012 pursuant to Section 2.01.
(b)    The following defined terms set forth in Section 1.01 of the Credit Agreement are hereby amended as follows:
“Exit Fee” means (a) with respect to the Tranche A Term Loans, a fee equal to the product of (i) the applicable Exit Fee Percentage and (ii) the initial amount of the Tranche A Term Loans and (b) with respect to the Tranche B Term Loans, a fee equal to the product of (i) the applicable Exit Fee Percentage and (ii) the initial amount of the Tranche B Term Loans as of the Closing Date, without giving effect to the Tranche B Upsize Term Loans. For avoidance of doubt, no Exit Fee will be payable on the Tranche B Upsize Term Loans.
“Tranche B Term Lender” means, as of any date of determination, each Lender that has a Tranche B Term Loan Commitment or Tranche B Upsize Term Loan Commitment or that holds Tranche B Term Loans.

“Tranche B Term Loans” means the term loans made by the Tranche B Term Lenders to the Borrower pursuant to Section 2.01, including without limitation, the Tranche B Upsize Term Loans.
(c)    Section 2.01 of the Credit Agreement is hereby amended to add the following clause (d) at the end of the first sentence thereof:
(d) each Tranche B Term Lender with a Tranche B Upsize Term Loan Commitment agrees to make a Tranche B Term Loan to the Borrower in Dollars on October 5, 2012, in an amount equal to such Lender’s Tranche B Upsize Term Loan Commitment by making funds immediately available to the Borrower’s designated account, not later than the time specified by the Administrative Agent.
(d)    Section 2.07 of the Credit Agreement is hereby amended to add the following clause (i) thereto:
(i) Beginning with the fiscal quarter ending December 31, 2012, in the event that the Borrower has any Excess Cash Flow or Aegean Blue Excess Cash Flow as of the end of any fiscal quarter, the Borrower shall, on the next Interest Payment Date, prepay the outstanding principal balance of the Tranche B Term Loans in an aggregate amount equal to 100% of the sum of such Excess Cash Flow and Aegean Blue Cash Flow.
(e)    Section 5.09 of the Credit Agreement is hereby amended to add the following clause (d) at the end thereof:
and (d) with respect to the Tranche B Upsize Term Loan, to be used by AB Blue Acquisition to loan to DRABL to finance DRABL’s acquisition of all of the issued and outstanding shares of Aegean Blue Holdings and related closing costs pursuant to the AB Blue Sale and Purchase Agreement.
(f)    Article V of the Credit Agreement is hereby amended to add the following Section 5.16 at the end thereof:
Section 5.16 Further Assurances. The Borrower will, and will cause DRABL and AB Blue Acquisition to, not later than October 31, 2012:
(i) take all reasonable and necessary action to cause the intercompany loan documents between DRABL and AB Blue Acquisition to be pledged to the Administrative Agent, for the benefit of the Lenders, as Collateral hereunder and to take each other action reasonably requested by the Administrative Agent to evidence the Administrative Agent’s security interest in the Collateral; and

(ii) to document a negative pledge restricting any Lien on the assets of DRABL and its subsidiaries (except for Liens created pursuant to (i) immediately above and any other Lien in favor of the Administrative Agent hereunder).
(g)    Schedule 2.01 to the Credit Agreement is hereby amended to include the information in the schedule attached hereto as Schedule 2.01-Supplement.
2.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.
(b)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.
(c)    This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
(d)    As of the Amendment Effective Date, there are no Defaults or Events of Default.
3.    Amendment Effective Date. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower, the Required Lenders, including each Lenders holding a Tranche C Term Loan Commitment and the Guarantor or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each such party hereto has signed a counterpart of this Amendment.
(b)    The representations and warranties set forth in Section 2 hereof are true and correct.
4.    Reference to and Effect Upon the Credit Agreement.

(a)    Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.
5.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to its choice of law provisions.
6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Loan and Security Agreement as of the date first above written.
Borrower:

TEMPUS ACQUISITION, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President

Administrative Agent:

GUGGENHEIM CORPORATE FUNDING, LLC

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

Lenders:

NZC GUGGENHEIM MASTER FUND LIMITED, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

GUGGENHEIM PRIVATE DEBT FUND NOTE ISSUER LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

WAKE FOREST UNIVERSITY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

GUGGENHEIM PRIVATE DEBT MASTER FUND, LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

SILVER ROCK FINANCIAL LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

BDIF LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

Tempus Holdings, LLC, a Delaware limited liability company, is the “Guarantor” named in that certain Guaranty dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Guaranty”), in favor of Guggenheim Corporate Funding, LLC, as Administrative Agent for itself and for the Lenders under and as defined in the Loan and Security Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Tempus Holdings, LLC hereby acknowledges receipt of a copy of the foregoing Third Amendment to Loan and Security Agreement, agrees that references in the Guaranty to the Credit Agreement shall mean the Credit Agreement as amended by said Third Amendment to Loan and Security Agreement and as further amended, restated or otherwise modified from time to time, and confirms the continuing validity of the Guaranty.

Guarantor:

TEMPUS HOLDINGS, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President

SCHEDULE 2.01 - SUPPLEMENT

LENDERS; COMMITMENTS

LENDER	TRANCHE B UPSIZE TERM LOAN COMMITMENT

NZC Guggenheim Master Fund Limited	$0
Guggenheim Private Debt Fund Note Issuer LLC	$5,652,775
Wake Forest University	$0
Guggenheim Private Debt Master Fund, LLC	$0
Silver Rock Financial LLC	$473,612.28
BDIF LLC	$473,612.28

AGGREGATE COMMITMENTS	$6,600,000